BORROWINGS	12 Months Ended
Dec. 31, 2022
Borrowings [abstract]
BORROWINGS	BORROWINGS
Below is the carrying amount of the Group’s term loan and the movements during the years ended December 31, 2022 and 2021:

	Year Ended December 31,
	2022	2021
As at January 1, at fair value	5,944	5,960
Interest accrued (Note 20)	464	480
Amortization of issuance costs	31	34
Interest paid	(458)	(509)
Repayment of principal	(6,000)	—
Translation differences	19	(21)
As at December 31, at fair value	—	5,944
As of December 31, 2022 and 2021, the total outstanding borrowings are as follows:

	As at December 31,
	2022	2021
Non-current	—	—
Current	—	5,944
Total	—	5,944
In December 2020, the Group entered into a term loan agreement with an investor, pursuant to which it borrowed $6,000 bearing an interest rate of 8% and due in December 2022, which was used, in part, to redeem the remaining outstanding senior secured bonds due in 2021. The term loan was secured with the shares in the Group's subsidiaries. The term loan was accounted for at amortized cost using the effective interest method. The transaction costs directly attributable to the issuance were $66 and are capitalized as part of the initial carrying amount of the term loan and subsequently amortized into profit or loss over its term through the application of the effective interest method. For the year ended December 31, 2022 and 2021, the Group paid interest of $458 and $509, respectively, on the term loan. The term loan was repaid in full during December 2022.